Filed pursuant to Rule 497(e)
Registration Nos. 333-172080; 811-22525

MANAGED PORTFOLIO SERIES

Principal Street High Income Municipal Fund (the “Fund”)
Investor Class (Ticker: GSTEX)
Institutional Class (Ticker: GSTAX)
A Class (Ticker: GSTFX)

Supplement dated June 10, 2022, to the Statement of Additional Information (“SAI”)
dated February 14, 2022
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Effective immediately, the following clarifying footnote has been added to fundamental investment restriction 1 on page 19 of the SAI:

“(2) With respect to the fundamental policy relating to pledging assets set forth in investment restriction 1 above, a Fund may enter into a secured line of credit for bank borrowings which requires the pledging of its assets as collateral.”

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This supplement should be retained with your SAI for future reference.